UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under § 240.14a-12

WALGREENS BOOTS ALLIANCE, INC.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders of Walgreens Boots Alliance, Inc. (the “Company”) with a definitive proxy statement and a transaction statement on Schedule 13E-3 related to a proposed transaction with Blazing Star Parent, LLC, a Delaware limited liability company (“Parent”), and Blazing Star Merger Sub, Inc., a Delaware corporation (“Merger Sub”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of March 6, 2025, by and among the Company, Parent and Merger Sub.

Senior Leader Meeting Presentation

Senior Leaders Meeting March 6, 2025© 2025 Walgreens Boots Alliance, Inc. All rights reserved.

Legal Disclaimers

Additional Information and Where to Find It

In connection with the proposed transaction between Walgreens Boots Alliance, Inc. (the "Company") and affiliates of Sycamore Partners Management, L.P. ("Sycamore Partners"), the Company will file with the Securities and Exchange Commission (the "SEC") a definitive proxy statement on Schedule 14A relating to its special meeting of stockholders, which will be mailed to the Company's stockholders, and the Company and certain affiliates of the Company will jointly file a transaction statement on Schedule 13E-3. The Company may file or furnish other documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SYCAMORE PARTNERS AND THE PROPOSED TRANSACTION.

Stockholders may obtain free copies of the proxy statement and the Schedule 13E-3 (when available) and other documents the Company files with the SEC from the SEC's website at www.sec.gov or through the Investors portion of the Company's website at investor.walgreensbootsalliance.com under the link "Financials and Filings" and then under the link "SEC Filings" or by contacting the Company's Investor Relations team by e-mail at Investor.Relations@wba.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company's stockholders in connection with the proposed transaction. Information regarding the Company's directors and executive officers is contained in the Company's proxy statement for its 2025 annual meeting of stockholders filed with the SEC on December 13, 2024 (https://www.sec.gov/ix?doc=/Archives/edgar/data/1618921/000155837024016214/tmb-20250130xdef14a.htm) under the sections entitled "Corporate governance," "Security ownership of certain beneficial owners and management" and "Executive compensation." To the extent that holdings of the Company's securities have changed since the amounts set forth in the Company's proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC relating to the proposed transaction. These documents can be obtained (when available) free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "accelerate," "aim," "ambition," "anticipate," "approximate," "aspire," "assume," "believe," "can," "continue," "could," "create," "enable," "estimate," "expect," "extend," "forecast," "future," "goal," "guidance," "intend," "long-term," "may," "model," "ongoing," "opportunity," "outlook," "plan," "position," "possible," "potential," "predict," "preliminary," "project," "seek," "should," "strive," "target," "transform," "trend," "vision," "will," "would," and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the proposed transaction, our ability to consummate the proposed transaction on the expected timeline or at all, the anticipated benefits of the proposed transaction, and the terms, the impact of the proposed transaction on our future business, results of operations and financial condition and the scope of the expected financing in connection with the proposed transaction. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond our control, that may cause actual results to vary materially from those indicated by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the ability of affiliates of Sycamore Partners to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (iii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals and stockholder approval; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreements, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company's business relationships, operating results and business generally; (vi) the risk that the proposed transaction disrupts the Company's current plans and operations; (vii) the Company's ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (viii) risks related to diverting management's attention from the Company's ongoing business operations; (ix) significant or unexpected costs, charges or expenses resulting from the proposed transaction; (x) potential litigation relating to the proposed transaction that could be instituted against the parties to the transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) uncertainties related to the continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the proposed transaction that may impact the Company's ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the proposed transaction; (xiv) the risk that the holders of Divested Asset Proceed Rights will receive less-than-anticipated payments or no payments with respect to the Divested Asset Proceed Rights after the closing of the proposed transaction and that such rights will expire valueless; (xv) the impact of adverse general and industry-specific economic and market conditions; and (xvi) other risks described in the Company's filings with the SEC. Forward looking statements included herein are made only as of the date hereof and the Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Walgreens Boots Alliance
© 2025 Walgreens Boots Alliance, Inc. All rights reserved.
2

Found Best Possible Partner to Help Achieve our ObjectivesOur turnaround will take time and Trusted brands and commitment to relentless focus stakeholders will continue to anchor our business Better positioned to realize goal of being first choice for pharmacy, retail and Board concluded that a transaction with health services Sycamore maximizes shareholder value Strengthens the value we deliver to team members, patients, communities and shareholders© 2025 Walgreens Boots Alliance, Inc. All rights reserved.

An Introduction to Our New PartnersSycamore Partners: A leading private equity firm specializing in retail and consumer investments• Sycamore has a long history of collaborating with management teams to grow the value of businesses • Sycamore’s established leadership in retail and consumer services + WBA’s expertise in healthcare will be a strong combination• Sycamore brings objective outside perspectives and a track record of successful investments in retailers navigating change© 2025 Walgreens Boots Alliance, Inc. All rights reserved.

What This Means for Our Team MembersSycamore recognizes and appreciates our global team members• Transaction expected to close in the fourth quarter calendar year 2025• Until then, we remain a public company and will continue to operate with excellence• Day-to-day responsibilities remain the same; continue to do what you do best — serving our customers, patients and communities• Post-close, we will:• Operate under Walgreens, Boots and our trusted portfolio of consumer brands• Maintain global headquarters in Chicagoland, with dedicated team members in our various locations around the world• Continue contributing to communities in which we operate© 2025 Walgreens Boots Alliance, Inc. All rights reserved.

Your Role as LeadersYou set the tone and influence how your team members and other stakeholders respondEmphasize that our Remind team members Remain confident, Don’t speculate on priorities remain the to focus on day-to-day positive and forward- anything you don’t same responsibilities looking about the know and don’t news, and encourage deviate from approved them to do the same messagingYou will receive a toolkit to support and guide your conversations with team members© 2025 Walgreens Boots Alliance, Inc. All rights reserved.

Important Protocol RemindersIf you receive a media inquiry, please forward the inquiry to Stay on message. It is important that you do not media@wba.com. If you receive an inquiry from an external add or alter materials in any way, including by stakeholder for which you do not have a response, or you offering any personal opinions. would like to send an external party anything beyond what was provided, please contact your EC leader and wait to receive You must receive approval for third-party explicit permission before taking any action. Do not reply to communications beyond the materials any inquiries – including from the media – until you receive provided. No one, under any circumstance, instruction. should communicate with stakeholders regarding the transaction beyond preapproved We are pausing speaking engagements. For the foreseeable materials provided. future, no one is authorized to participate in any form of public speaking engagement, unless explicitly approved. All speaking engagements must be re-evaluated and approved by corporate communications. We will re-evaluate this policy once we have reached certain milestones in the transaction process. Additional information on these protocols are also included in the toolkit that you will receive. © 2025 Walgreens Boots Alliance, Inc. All rights reserved.

Legal Do's and Don'ts

1 Current WBA Governance

Continue to Operate Business As Usual

- Continue to operate the business in ordinary course, consistent with past practice
- Continue to deliver value for patients and customers
- Continue to drive towards current business performance objectives
- Continue to follow existing governance process
- Preserve business relationships with suppliers, payors, customers, etc.
- *Applies to all WBA businesses (US and International)*

Exceptions

New Governance Approvals Required from Sycamore for Certain Key Matters

- Examples include:
  - Changes in material contracts
  - Change in real estate plan
  - IT system implementations
  - Buying/selling certain assets
  - Cash and CapEx monitoring
  - Enter/exit line of business

Exception Request Process

2 Transaction Governance

Operating Governance Committee ("OGC")

- Escalate exceptions to WBA Leadership Team
- SteerCo to review and seek approval with Sycamore

Transaction Execution Committee ("TEC")

- Actions required to be completed to close the transaction
- WBA Leadership Team responsible for meeting deal requirements
- Execution of requirements responsibility of respective corporate team leaders

Walgreens Boots Alliance
© 2025 Walgreens Boots Alliance, Inc. All rights reserved.
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This Announcement is the First StepAs we reach key milestones, we will For now, all speaking engagements communicate directly are also paused If you receive a media inquiry, please Regular updates will be made on forward the inquiry to WBAWW and WCONNECT with media@wba.com resourcesIf you receive an inquiry from an Holding U.S. Town Hall and a series of external stakeholder, please contact Town Halls for our global team your EC leader and wait to receive members – please encourage teams explicit permission before taking any to attend! action© 2025 Walgreens Boots Alliance, Inc. All rights reserved.

Thank you© 2025 Walgreens Boots Alliance, Inc. All rights reserved.